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                                                                    Exhibit 4.2

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                          REGISTRATION RIGHTS AGREEMENT




                            Dated as of May 17, 1999




                                  by and among




                             ATRIUM COMPANIES, INC.

                                       and

                                 THE GUARANTORS
                                  named herein

                                       and

                              MERRILL LYNCH & CO.,
               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


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


                          REGISTRATION RIGHTS AGREEMENT


              THIS REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") is made and entered into as of May 17, 1999 by and among ATRIUM COMPANIES, INC., a Delaware corporation (the "COMPANY"), the persons listed on the signature pages hereto and any company which later becomes a party hereto in accordance with this Agreement, as guarantors (collectively, the "GUARANTORS" and, together with the Company, the "ISSUERS"), and MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (the "INITIAL PURCHASER").

              This Agreement is made pursuant to the Purchase Agreement dated as of May 10, 1999 by and among the Company, the Guarantors and the Initial Purchaser (the "PURCHASE AGREEMENT"), which provides for, among other things, the sale by the Company to the Initial Purchaser of an aggregate of $175,000,000 principal amount of the Company's 10 1/2% Senior Subordinated Notes due 2009, Series A (the "NOTES") and the guarantees thereof by the Guarantors (the "GUARANTEES" and, together with the Notes, the "SECURITIES"). In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Issuers have agreed to provide to the Initial Purchaser and its direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

              In consideration of the foregoing, the parties hereto agree as follows:

              1.DEFINITIONS. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

              "ADVICE" shall have the meaning set forth in the last paragraph of
Section 3 hereof.

              "APPLICABLE PERIOD" shall have the meaning set forth in Section 3(s) hereof.

              "BUSINESS DAY" shall mean a day that is not a Saturday, a Sunday, or a day on which banking institutions in New York, New York are required to be closed.

              "COMPANY" shall have the meaning set forth in the preamble to this Agreement and also includes the Company's successors and permitted assigns.

              "DEPOSITARY" shall mean The Depository Trust Company, or any other depositary appointed by the Company; PROVIDED, HOWEVER, that such depositary must have an address in the Borough of Manhattan, in The City of New York.

              "EFFECTIVENESS PERIOD" shall have the meaning set forth in Section 2(b) hereof.

              "EFFECTIVENESS TARGET DATE" shall have the meaning set forth in
Section 2(e) hereof.

              "EVENT DATE" shall have the meaning set forth in Section 2(e) hereof.

              "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

              "EXCHANGE OFFER" shall mean the exchange offer by the Issuers of Exchange Securities for Securities pursuant to Section 2(a) hereof.

              "EXCHANGE OFFER REGISTRATION" shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

              "EXCHANGE OFFER REGISTRATION STATEMENT" shall mean an exchange offer registration statement on an appropriate form under the Securities Act, and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

              "EXCHANGE PERIOD" shall have the meaning set forth in Section 2(a) hereof.

              "EXCHANGE SECURITIES" shall mean the 10 1/2% Senior Subordinated Notes due 2009, Series B, issued by the Company, and the guarantees thereon of the Guarantors, issued pursuant to and entitled to the benefits of, the Indenture (which shall be qualified under the TIA) and registered pursuant to an effective Registration Statement under the Securities Act, to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer, which shall be identical to the Securities

(except that (i) interest thereon shall accrue from the last date on which interest was paid on the Securities or, if no such interest has been paid, from the Issue Date and (ii) the transfer restrictions thereon shall be eliminated).

              "GUARANTORS" shall have the meaning set forth in the preamble to this Agreement and also includes any Guarantor's successors and permitted assigns.

              "HOLDERS" shall mean the Initial Purchaser, for so long as it owns any Transfer Restricted Securities, each of its direct and indirect successors, assigns and transferees who become registered owners of Transfer Restricted Securities under the Indenture and each Participating Broker-Dealer that holds Exchange Securities for so long as such Participating Broker-Dealer is required to deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

              "INDENTURE" shall mean the Indenture relating to the Securities dated as of May 17, 1999 between the Company, the Guarantors and State Street Bank and Trust Company as trustee, as the same may be amended from time to time in accordance with the terms thereof.

              "INITIAL PURCHASER" shall have the meaning set forth in the preamble to this Agreement.

              "INSPECTORS" shall have the meaning set forth in Section 3(m) hereof.

              "ISSUE DATE" shall mean the date on which the Securities are originally issued.

              "ISSUERS" shall have the meaning set forth in the preamble to this Agreement.

              "LIQUIDATED DAMAGES" shall have the meaning set forth in Section 2(e) hereof.

              "MAJORITY HOLDERS" shall mean, subject to Section 7(k), the Holders of a majority of the aggregate principal amount of outstanding Transfer Restricted Securities.

              "PARTICIPATING BROKER-DEALER" shall have the meaning set forth in Section 3(s) hereof.

              "PERSON" shall mean an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

              "PRIVATE EXCHANGE" shall have the meaning set forth in Section 2(a) hereof.

              "PRIVATE EXCHANGE SECURITIES" shall have the meaning set forth in
Section 2(a) hereof.

              "PROSPECTUS" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Transfer Restricted Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

              "PURCHASE AGREEMENT" shall have the meaning set forth in the preamble to this Agreement.

              "RECORDS" shall have the meaning set forth in Section 3(m) hereof.

              "REGISTRATION EXPENSES" shall mean any and all expenses incident to performance of or compliance by the Issuers with this Agreement, including without limitation: (i) all applicable SEC, stock exchange or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of one counsel for any Holder that is an Initial Purchaser in connection with blue sky qualification of any of the Exchange Securities or Transfer Restricted Securities) and compliance with the rules of the NASD, (iii) all applicable expenses incurred by the Issuers in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, and in preparing or assisting in preparing any other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, if any, (v) the fees and disbursements of counsel for the Issuers and of the independent certified public accountants of the Issuers, including the expenses of any "cold comfort" letters required by or incident to such performance or compliance with this Agreement, (vi) the fees and expenses of the Trustee, and any exchange agent or custodian, (vii) all fees and expenses incurred in connection with the listing, if any, of any of the Transfer Restricted Securities on any securities exchange or exchanges, if the Company, in its discretion, elects to make any such listing, and (viii) any fees and disbursements of any underwriter customarily required to be paid by the Company or sellers of securities and the fees and expenses of any special experts retained by the Issuers in connection with any Registration Statement; but excluding fees of counsel to the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Transfer Restricted Securities by a Holder.

              "REGISTRATION STATEMENT" shall mean any registration statement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement) of the Issuers which covers any of the Exchange Securities or Transfer Restricted Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

              "SEC" shall mean the Securities and Exchange Commission.

              "SECURITIES" shall have the meaning set forth in the preamble to this Agreement.

              "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

              "SHELF REGISTRATION" shall mean a registration effected pursuant to Section 2(b) hereof.

              "SHELF REGISTRATION STATEMENT" shall mean a "shelf" registration statement of the Issuers relating to a "shelf" offering in accordance with Rule 415 of the Securities Act, or any similar rule that may be adopted by the SEC, pursuant to the provisions of Section 2(b) hereof which covers all of the Transfer Restricted Securities or all of the Private Exchange Securities, as the case may be, on an appropriate form under the Securities Act, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

              "TIA" shall have the meaning set forth in Section 3(k) hereof.

              "TRANSFER RESTRICTED SECURITIES" shall mean each Security and, if issued, each Private Exchange Security; PROVIDED, HOWEVER, that each Security or Private Exchange Security, as the case may be, shall cease to be a Transfer Restricted Security when (i) with respect to a Security only, such Security has been exchanged by a person other than a Participating Broker-Dealer for an Exchange Security in the Exchange Offer, (ii) with respect to a Security only, following the exchange by a Participating Broker-Dealer in the Exchange Offer of a Security for an Exchange Security, such Exchange Security is sold to a purchaser who receives from such Participating Broker-Dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement, as amended or supplemented, (iii) such Security or Private Exchange Security, as the case may be, has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement, (iv) such Security or Private Exchange Security, as the case may be, is distributed to the public pursuant to Rule 144 under the Securities Act (or any similar provision then in force, but not Rule 144A under the Securities Act) or has become eligible for resale without restriction pursuant to Rule 144(k) under the Securities Act, (v) such Security or Private Exchange Security, as the case may be, shall have been otherwise transferred by the holder thereof and a new Security not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of such new Security shall not require registration or qualification under the Securities Act or any similar state law then in force, or (vi) such Security or Private Exchange Security, as the case may be, ceases to be outstanding.

              "TRUSTEE" shall mean the trustee with respect to the Securities under the Indenture.

              2.REGISTRATION UNDER THE SECURITIES ACT.

              (a) EXCHANGE OFFER. To the extent not prohibited by any applicable law or applicable policy of the SEC, the Issuers shall, for the benefit of the Holders, at the Issuers' cost, (i) cause to be filed with the SEC within 60 days after the Issue Date an Exchange Offer Registration Statement on an appropriate form under the Securities Act covering the offer by the Issuers to the Holders to exchange all of the Transfer Restricted Securities (other than Private Exchange Securities) for a like principal amount of Exchange Securities, (ii) use their best efforts to have such Exchange Offer Registration Statement declared effective under the Securities Act by the SEC not later than the date which is 180 days after the Issue Date, (iii) use their best efforts to have such Registration Statement remain effective until the closing of the Exchange Offer and (iv) use their best efforts to commence the Exchange Offer and, on or prior to 210 days after the Issue Date, issue Exchange Securities in exchange for all Securities properly tendered prior thereto in the Exchange Offer. Upon the effectiveness of the Exchange Offer Registration Statement, the Issuers shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder eligible and electing to exchange Transfer Restricted Securities (other than Private Exchange Securities) for Exchange Securities (assuming that such Holder is not an affiliate of the Issuers within the meaning of Rule 405 under the Securities Act and is not a broker-dealer tendering Transfer Restricted Securities acquired directly from the Issuers for its own account, acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing (within the meaning of the Securities Act) the Exchange Securities) and to transfer such Exchange Securities from and after their receipt without any limitations or restrictions on transfer under the Securities Act and under state securities or blue sky laws.

              In connection with the Exchange Offer, the Issuers shall:

         (i) mail as promptly as practicable to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

         (ii) keep the Exchange Offer open for acceptance for a period of not less than 20 Business Days after the date notice thereof is mailed to the Holders (or longer if required by applicable law) (such period referred to herein as the "EXCHANGE PERIOD");

         (iii) utilize the services of the Depositary for the Exchange Offer;

         (iv) permit Holders to withdraw tendered Securities at any time prior to 5:00 p.m. (Eastern time) on the last Business Day of the Exchange Period; and

         (v) otherwise comply in all material respects with all applicable laws relating to the Exchange Offer.

              If, prior to consummation of the Exchange Offer the Initial Purchaser holds any Securities acquired by it and having the status of an unsold allotment in the initial distribution, the Issuers upon the request of the Initial Purchaser shall, to the extent not prohibited by any applicable law or applicable policy of the SEC, simultaneously with the delivery of the Exchange Securities in the Exchange Offer, issue and deliver to such Initial Purchaser in exchange (the "PRIVATE EXCHANGE") for the Securities held by such Initial Purchaser, a like principal amount of debt securities of the Company, guaranteed by the Guarantors, that are issued pursuant to, and entitled to the benefits of, the Indenture and are identical to the Exchange Securities, except that such securities shall bear appropriate transfer restrictions (the "PRIVATE EXCHANGE SECURITIES").

              The Exchange Securities and the Private Exchange Securities shall be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture and which, in either case, has been qualified under the TIA or is exempt from such qualification and shall provide that the Exchange Securities (other than the Private Exchange Securities) shall not be subject to the transfer restrictions set forth in the Indenture. The Indenture or such indenture shall provide that the Exchange Securities, the Private Exchange Securities and the Securities shall vote and consent together on all matters as one class and that none of the Exchange Securities, the Private Exchange Securities or the Securities will have the right to vote or consent as a separate class on any matter. The Private Exchange Securities shall be of the same series as, and the Issuers shall use their best efforts to have the Private Exchange Securities bear the same CUSIP number as, the Exchange Securities. The Issuers shall not have any liability hereunder solely as a result of such Private Exchange Securities not bearing the same CUSIP number as the Exchange Securities.

              The Exchange Offer and the Private Exchange shall not be subject to any conditions, other than that (i) in the reasonable opinion of counsel to the Issuers, the Exchange Offer or Private Exchange, as the case may be, does not violate applicable law or any applicable policy of the SEC, (ii) no action or proceeding shall have been instituted or threatened in any court or by any governmental agency which might materially impair the ability of the Issuers to proceed with the Exchange Offer or the Private Exchange nor shall any material adverse development have occurred in any such action or proceeding with respect to the Issuers, (iii) all governmental approvals shall have been obtained, which approvals the Issuers deem necessary for the consummation of the Exchange Offer or Private Exchange and (iv) the due tendering of Transfer Restricted Securities in accordance with the terms of the Exchange Offer. As soon as practicable after the close of the Exchange Offer and/or the Private Exchange, as the case may be, the Issuers shall:

         (i) accept for exchange all Transfer Restricted Securities or portions thereof properly tendered and not validly withdrawn pursuant to the Exchange Offer in accordance with the terms of the Exchange Offer Registration Statement and the letter of transmittal that is an exhibit thereto;

         (ii) accept for exchange all Securities properly tendered pursuant to the Private Exchange; and

         (iii) deliver, or cause to be delivered, to the Trustee for cancellation all Transfer Restricted Securities or portions thereof so accepted for exchange by the Issuers, and issue, and cause the Trustee under the Indenture to promptly authenticate and deliver to each Holder, a new Exchange Security or Private Exchange Security, as the case may be, equal in principal amount to the principal amount of the Transfer Restricted Securities surrendered by such Holder and accepted for exchange.

              To the extent not prohibited by any law or applicable policy of the SEC, the Issuers shall use their best efforts to complete the Exchange Offer as provided above, and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws in connection with the Exchange Offer. Each Holder of Transfer Restricted Securities (other than Private Exchange Securities) who wishes to exchange such Transfer Restricted Securities for Exchange Securities in the Exchange Offer will be required to make certain customary representations in connection therewith, including representations that such Holder is not an affiliate of any of the Issuers within the meaning of Rule 405 under the Securities Act, that it is not a broker-dealer tendering Transfer Restricted Securities acquired directly from the Company for its own account, that any Exchange Securities to be received by it will be acquired in the ordinary course of business and that at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities. Each Participating Broker-Dealer will be required to acknowledge that it will deliver the Prospectus included in the Exchange Offer Registration Statement in connection with the resale of Exchange Securities to the extent it is subject to the prospectus delivery requirements of the SEC. The Issuers shall inform the Initial Purchaser of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchaser shall have the right to contact such Holders and otherwise facilitate the tender of Transfer Restricted Securities in the Exchange Offer.

              Upon consummation of the Exchange Offer in accordance with this
Section 2(a), the provisions of this Agreement shall continue to apply, MUTATIS MUTANDIS, solely with respect to Transfer Restricted Securities that are Private Exchange Securities, Exchange Securities held by Participating Broker-Dealers and Transfer Restricted Securities entitled to a Shelf Registration pursuant to the first paragraph of Section 2(b) hereof.

              (b)SHELF REGISTRATION. In the event that (i) the Issuers are not permitted to file the Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or SEC policy, (ii) the Exchange Offer is not for any other reason consummated within 210 days after the Issue Date, (iii) any holder of Securities notifies the Company within 20 Business Days after the commencement of the Exchange Offer that (a) due to a change in applicable law or SEC policy it is not entitled to participate in the Exchange Offer, (b) due to a change in applicable law or SEC policy it may not resell the

Exchange Securities to be acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such holder or (c) it is a broker-dealer and owns Securities acquired directly from the Company or an affiliate of the Company or (iv) the holders of a majority of the Securities may not resell the Exchange Securities to be acquired by them in the Exchange Offer to the public without restriction under the Securities Act and without restriction under applicable blue sky or state securities laws, then the Issuers shall, at their cost, cause to be filed as promptly as practicable after such determination or date, as the case may be, and, in any event, prior to the later of (A) 60 days after the Issue Date or (B) 30 days after such filing obligation arises and use their best efforts to cause the Shelf Registration Statement to be declared effective by the SEC on or prior to 60 days from such required filing date; PROVIDED, HOWEVER, that if the Issuers have not consummated the Exchange Offer within 210 days of the Issue Date, then the Issuers will file with the SEC on or prior to the 240th day after the Issue Date a Shelf Registration Statement providing for the sale by the Holders of all of the Transfer Restricted Securities, and shall use their best efforts to have such Shelf Registration Statement declared effective by the SEC as soon as practicable and, in any event, no later than 60 days after such Shelf Registration Statement was first filed with the SEC. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration pursuant to this Agreement unless and until such Holder furnishes to the Company in writing such information as the Company may, after conferring with counsel with regard to information relating to Holders that would be required by the SEC to be included in such Shelf Registration Statement or Prospectus included therein, reasonably request for inclusion in any Shelf Registration Statement or Prospectus included therein. Each Holder as to which any Shelf Registration is being effected agrees to furnish to the Issuers all information with respect to such Holder necessary to make any information previously furnished to the Company by such Holder not materially misleading.

              The Issuers agree to use their best efforts to keep the Shelf Registration Statement continuously effective until the second anniversary of the effective date of the Shelf Registration Statement (subject to extension pursuant to the last paragraph of Section 3 hereof) (or such shorter period that will terminate when all of the Transfer Restricted Securities covered by such Shelf Registration Statement have been sold pursuant thereto or cease to be outstanding or otherwise cease to be Transfer Restricted Securities) (the "EFFECTIVENESS PERIOD"). The Issuers shall not permit any securities other than Transfer Restricted Securities to be included in the Shelf Registration. The Issuers further agree, if necessary, to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Issuers for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations, and the Issuers agree to furnish to the Holders of Transfer Restricted Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

              (c) EXPENSES. The Issuers shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) or 2(b) hereof and the reasonable fees and expenses of one counsel, if any, designated in writing by the Majority Holders to act as counsel for the Holders of the Transfer Restricted Securities in connection with a Shelf Registration Statement, in the case of such counsel, up to a maximum amount of $50,000. Except as provided in the preceding sentence, each Holder shall pay all expenses of its own counsel, underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Transfer Restricted Securities pursuant to the Shelf Registration Statement.

              (d) EFFECTIVE REGISTRATION STATEMENT. An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; PROVIDED, HOWEVER, that if, after it has been declared effective, the offering of Transfer Restricted Securities pursuant to an Exchange Offer Registration Statement or Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Transfer Restricted Securities may legally resume. The Issuers will be deemed not to have used their best efforts to cause the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, to become, or to remain, effective during the requisite period if they voluntarily take any action that would result in any such Registration Statement not being declared effective or in the

Holders of Transfer Restricted Securities covered thereby not being able to exchange or offer and sell such Transfer Restricted Securities during that period, unless (i) such action is required by applicable law or (ii) in the case of the Shelf Registration Statement only, such action is taken by the Issuers in good faith and for valid business reasons (but not including avoidance of the Issuers' obligations hereunder) including a material corporate transaction, and the aggregate number of days in which such Shelf Registration Statement is not effective or usable does not exceed 60 days; PROVIDED, that the Issuers will be entitled to benefit of this clause (ii) only once during the term of this Agreement and Liquidated Damages shall not accrue during such 60-day period by reason of such Shelf Registration Statement not being effective or usable.

              (e) LIQUIDATED DAMAGES. In the event that (i) the applicable Registration Statement is not filed with the SEC on or prior to the date specified herein for such filing, (ii) the applicable Registration Statement is not declared effective by the SEC on or prior to the date specified herein for such effectiveness (the "EFFECTIVENESS TARGET DATE"), (iii) if the Exchange Offer is required to be consummated hereunder, the Issuers fail to consummate the Exchange Offer within 30 days of the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) subject to clause (ii) of the last sentence of Section 2(d), the applicable Registration Statement is filed and declared effective prior to the Effectiveness Target Date but shall thereafter cease to be effective or usable during the periods specified herein without being immediately succeeded by an additional Registration Statement covering the Transfer Restricted Securities which has been filed and declared effective (each such event referred to in clauses (i) through (iv), a "REGISTRATION DEFAULT"), then the Issuers shall pay liquidated damages to each Holder of Transfer Restricted Securities as to which such Registration Default relates ("LIQUIDATED DAMAGES"), with respect to the first 90-day period (or portion thereof) while a Registration Default is continuing immediately following the occurrence of such Registration Default, in an amount equal to 0.25% per annum of the principal amount of the Securities. The amount of Liquidated Damages will increase by an additional 0.25% per annum of the principal amount of the Securities for each subsequent 90-day period (or portion thereof) while a Registration Default is continuing until all Registration Defaults have been cured, up to an aggregate maximum amount of 1.00% per annum of the principal amount of the Securities. Liquidated Damages shall be computed based on the actual number of days elapsed during which any such Registration Defaults exists. Following the cure of a Registration Default, the accrual of Liquidated Damages with respect to such Registration Default will cease.

              The Issuers shall notify the Trustee within five Business Days after each and every date on which an event occurs in respect of which Liquidated Damages are required to be paid (an "EVENT DATE"). Liquidated Damages shall be paid in arrears by depositing with the Trustee, in trust, for the benefit of the Holders of Transfer Restricted Securities, on or before the applicable semiannual interest payment date, immediately available funds in sums sufficient to pay the Liquidated Damages then due. The Liquidated Damages due shall be payable in arrears on each interest payment date to the record
Holder of Securities entitled to receive the interest payment to be paid on such date as set forth in the Indenture. Each obligation to pay Liquidated Damages shall be deemed to accrue from and including the day following the applicable Event Date.

              (f) SPECIFIC ENFORCEMENT. Without limiting the remedies available to the Initial Purchaser and the Holders, the Issuers acknowledge that any failure by the Issuers to comply with their obligations under Section 2(a) and
Section 2(b) hereof may result in material irreparable injury to the Initial Purchaser or the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchaser or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 2(a) and Section 2(b) hereof.

              3.REGISTRATION PROCEDURES. In connection with the obligations of the Issuers with respect to the Registration Statements pursuant to Sections 2(a) and 2(b) hereof, the Issuers shall:

         (a) prepare and file with the SEC a Registration Statement or Registration Statements as prescribed by Sections 2(a) and 2(b) hereof within the relevant time period specified in Section 2 hereof on the appropriate form under the Securities Act, which form (i) shall be selected by the Issuers, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Transfer Restricted Securities by the selling Holders thereof and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use their best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof. The Issuers shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must provide information for inclusion therein without the Holders being afforded an opportunity to review such documentation a reasonable time prior to the filing of such document or if the Majority Holders or such Participating Broker-Dealer, as the case may be, their counsel or the managing underwriters, if any, shall reasonably object;

         (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the Effectiveness Period or the Applicable Period, as the case may be; and cause each Prospectus to be supplemented by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act, and comply in all material respects with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder applicable to it with respect to the disposition of all securities covered by each Registration Statement during the Effectiveness Period or the Applicable Period, as the case may be, in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement (including sales by any Participating Broker-Dealer);

         (c) in the case of a Shelf Registration, (i) notify each Holder of Transfer Restricted Securities, at least three Business Days prior to filing, that a Shelf Registration Statement with respect to the Transfer Restricted Securities is being filed and advising such Holder that the distribution of Transfer Restricted Securities will be made in accordance with the method selected by the Majority Holders participating in the Shelf Registration; (ii) furnish to each Holder of Transfer Restricted Securities, without charge, as many copies of each Prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the disposition of the Transfer Restricted Securities; and (iii) subject to the last paragraph of Section 3 hereof, hereby consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities in connection with the offering and sale of the Transfer Restricted Securities covered by such Prospectus or any amendment or supplement thereto;

         (d) in the case of a Shelf Registration, use their best efforts to register or qualify, as may be required by applicable law, the Transfer Restricted Securities under all applicable state securities or "blue sky" laws of such jurisdictions by the time the applicable Registration Statement is declared effective by the SEC as any Holder of Transfer Restricted Securities covered by a Registration Statement shall reasonably request in advance of such date of effectiveness, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Transfer Restricted Securities owned by such Holder; PROVIDED, HOWEVER, that no Issuer shall be required to (i) qualify as a foreign corporation or as a broker or dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file or subject itself to any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

         (e) in the case of (1) a Shelf Registration or (2) Participating Broker-Dealers who have notified the Company that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(s) hereof, notify each Holder of Transfer Restricted Securities, or such Participating Broker-Dealers, as the case may be, their counsel, if any, promptly and confirm such notice in writing (if such notice was not originally given in writing)
         (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective,
         (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement or Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if the Issuers receive any notification with respect to the suspension of the qualification of the Transfer Restricted Securities or the Exchange Securities to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event or the failure of any event to occur or the discovery of any facts or otherwise during the Effectiveness Period or the Applicable Period, as the case may be, which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which causes such Registration Statement or Prospectus to omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and
         (vi) the Issuers' reasonable determination that a post-effective amendment to the Registration Statement would be appropriate;

         (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as soon as practicable;

         (g) in the case of a Shelf Registration, furnish to each Holder of Transfer Restricted Securities, without charge, at least one conformed copy of each Registration Statement relating to such Shelf Registration and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

         (h) in the case of a Shelf Registration, cooperate with the selling Holders of Transfer Restricted Securities to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing Securities covered by such Shelf Registration to be sold and relating to the subsequent transfer of such Securities; and cause such Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders may reasonably request at least three Business Days prior to the closing of any sale of Transfer Restricted Securities;

         (i) in the case of a Shelf Registration or an Exchange Offer Registration, upon the occurrence of any circumstance contemplated by
         Section 3(e)(ii), 3(e)(iii), 3(e)(iv), 3(e)(v) or 3(e)(vi) hereof, use their best efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that (subject to Section 3(a)), as thereafter delivered to the purchasers of the Transfer Restricted Securities or Exchange Securities to whom a Prospectus is being delivered by a Participating Broker-Dealer who has notified the Company that it will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(a) hereof, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to notify each Holder or Participating Broker-Dealer, as applicable, to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Issuers have amended or supplemented the Prospectus to correct such misstatement or omission;

         (j) obtain a CUSIP number for all Exchange Securities or Private Exchange or Securities, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with certificates for the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with the Depositary;

         (k) cause the Indenture or the indenture provided in Section 2(a) to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), in connection with the registration of the Exchange Securities or Transfer Restricted Securities, as the case may be, cooperate with the Trustee or any trustee under such indenture and the Holders to effect such changes to the Indenture or such indenture as may be required for the Indenture or such indenture to be so qualified in accordance with the terms of the TIA and execute, and use their best efforts to cause the Trustee or any trustee under such indenture to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture or such indenture to be so qualified in a timely manner;

         (l) in the case of a Shelf Registration, enter into such agreements (including underwriting agreements) and take all such other customary and appropriate actions as are reasonably requested by the Majority Holders in order to expedite or facilitate the registration or the disposition of such Transfer Restricted Securities, and in such connection, (i) make such representations and warranties to Holders of such Transfer Restricted Securities and the underwriters (if any) with respect to the business of the Issuers and their respective subsidiaries as then conducted and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested by the Majority Holders; (ii) obtain opinions of counsel to the Issuers in form and substance reasonably satisfactory to the managing underwriters (if any) and the Holders of a majority in principal amount of the Transfer Restricted Securities covered by such Registration Statement, addressed to each selling Holder and the managing underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters; (iii) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Issuers (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuers or of any business acquired by any of the Issuers for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the Issuers and the selling Holders of Transfer Restricted Securities and the underwriters (if any), such letters to be in customary form (meeting the requirement of Statement of Accounting Standards No. 72 ("SAS 72") and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by such selling Holders and underwriters; provided, however, that it shall be a condition of the Issuers' obligation to provide such letter that the addressees thereto (other than the Issuers) shall make the representations required by SAS 72 and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures substantially identical to those set forth in
         Section 4 hereof (or such other provisions and procedures acceptable to the Issuers and the Holders of a majority in aggregate principal amount of Transfer Restricted Securities covered by such Registration Statement and the managing underwriters) with respect to all parties to be indemnified pursuant to said Section (including, without limitation, such selling Holders and such underwriters).

         The above shall be done at each closing in respect of the sale of Transfer Restricted Securities, or as and to the extent required thereunder;

         (m) if (1) a Shelf Registration is filed pursuant to Section 2(b) or
         (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, make available for inspection by each selling Holder of Transfer Restricted Securities and each such person who would be an "underwriter" as a result of either
         (i) the sale by such person of Securities covered by such Shelf Registration Statement or (ii) the sale during the Applicable Period by a Participating Broker-Dealer of Exchange Securities (provided that a Participating Broker-Dealer shall not be deemed to be an underwriter solely as a result of it being required to deliver a prospectus in connection with any resale of Exchange Securities) and any attorney, accountant or other agent retained by any such person (collectively, the "INSPECTORS"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Issuers and their respective subsidiaries (collectively, the "RECORDS") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Issuers and their respective subsidiaries to supply all information in each case reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Issuers determine, in good faith, to be confidential and any Records which they notify the Inspectors are confidential shall not be disclosed by the Inspectors to any other Person unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in such Registration Statement, (ii) the disclosure of such Records is necessary in connection with the Inspectors' assertion of any claims or actions or with their establishment of any defense in an action then pending before a court of competent jurisdiction, (iii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iv) the information in such Records has been made generally available to the public. Each such Holder and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Issuers unless and until such is made generally available to the public. Each selling Holder of such Transfer Restricted Securities and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is necessary under (i) or (ii) above, give notice to the Issuers and allow the Issuers at their expense to undertake appropriate action to prevent disclosure of the Records deemed confidential;

         (n) use their best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earnings statements satisfying the provisions of
         Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods;

         (o) upon consummation of an Exchange Offer or a Private Exchange, obtain an opinion of counsel to the Issuers addressed to the Trustee for the benefit of all Holders of Transfer Restricted Securities participating in the Exchange Offer or the Private Exchange, as the case may be, and which includes an opinion that (i) the Issuers have duly authorized, executed and delivered the Exchange Securities and Private Exchange Securities, and (ii) each of the Exchange Securities or the Private Exchange Securities, as the case may be, constitute a legal, valid and binding obligation of the Issuers, enforceable against the Issuers in accordance with its respective terms (in each case, with customary exceptions);

         (p) if an Exchange Offer or a Private Exchange is to be consummated, upon proper delivery of the Transfer Restricted Securities by Holders to the Issuers (or to such other Person as directed by the Issuers) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Issuers shall mark, or cause to be marked, on such Transfer Restricted Securities and on the books of the Trustee, the Note Registrar (as defined in the Indenture) and, if necessary, the Depositary, delivered by such Holders that such Transfer Restricted Securities are being canceled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; but in no event shall such Transfer Restricted Securities be marked as paid or otherwise satisfied solely as a result of being exchanged for Exchange Securities or Private Exchange Securities in the Exchange Offer or the Private Exchange, as the case may be;

         (q) cooperate with each seller of Transfer Restricted Securities covered by any Registration Statement participating in the disposition of such Transfer Restricted Securities and one counsel acting on behalf of all such sellers in connection with the filings, if any, required to be made with the NASD;

         (r) use their best efforts to take all other steps necessary to effect the registration of the Transfer Restricted Securities covered by a Registration Statement contemplated hereby; and

         (s)(A) in the case of the Exchange Offer Registration Statement (i) include in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," which section shall be reasonably acceptable to the Initial Purchaser, and which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer (a "PARTICIPATING BROKER-DEALER") that holds Transfer Restricted Securities acquired for its own account as a result of market-making activities or other trading activities and that will be the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Securities to be received by such broker-dealer in the Exchange Offer, whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies, in the reasonable judgment of the Initial Purchaser, represent the prevailing views of the staff of the SEC, including a statement that any such Participating Broker-Dealer who receives Exchange Securities for Transfer Restricted Securities pursuant to the Exchange Offer may be deemed a statutory underwriter and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities, (ii) furnish to each Participating Broker-Dealer who has delivered to the Issuers the notice referred to in Section 3(e), without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, and any amendment or supplement thereto, as such Participating Broker-Dealer may reasonably request,
         (iii) hereby consent to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto, by any Person subject to the prospectus delivery requirements of the SEC, including all Participating Broker-Dealers, in connection with the sale or transfer of the Exchange Securities covered by the Prospectus or any amendment or supplement thereto, (iv) use their best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such Persons must comply with such requirements in order to resell the Exchange Securities; PROVIDED, HOWEVER, that such period shall not be required to exceed 180 days (or such longer period if extended pursuant to the last sentence of Section 3 hereof) (the "APPLICABLE PERIOD"), and (v) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (x) the following provision:

              "If the exchange offeree is a broker-dealer holding Transfer Restricted Securities acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Securities received in respect of such Transfer Restricted Securities pursuant to the Exchange Offer";

         and (y) a statement to the effect that by a broker-dealer making the acknowledgment described in clause (x) and by delivering a Prospectus in connection with the exchange of Transfer Restricted Securities, such broker-dealer will not be deemed to admit that it is an underwriter within the meaning of the Securities Act; and

              (B) in the case of any Exchange Offer Registration Statement, the Issuers agree to deliver, upon request, to the Trustee and to Participating Broker-Dealers upon consummation of the Exchange Offer
         (i) an opinion of counsel substantially in the form attached hereto as EXHIBIT A, and (ii) an officers' certificate containing certifications substantially similar to those set forth in Section 5(c) of the Purchase Agreement and such additional certifications as are customarily delivered in a public offering of debt securities.

              The Issuers may require each seller of Transfer Restricted Securities as to which any registration is being effected to furnish to the Issuers such information regarding such seller and the proposed distribution of such Transfer Restricted Securities as the Issuers may from time to time reasonably request in writing. The Issuers may exclude from such registration the Transfer Restricted Securities of any seller who fails to furnish such information within a reasonable time (not to exceed 15 Business Days) after receiving such request and shall be under no obligation to compensate any such seller for any lost income, interest or other opportunity forgone, or any liability incurred, as a result of the Issuers' decision to exclude such seller.

              In the case of (1) a Shelf Registration Statement or (2) Participating Broker-Dealers who have notified the Issuers that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(s) hereof that are seeking to sell Exchange Securities and are required to deliver Prospectuses, each Holder agrees that, upon receipt of any notice from the Issuers of the happening of any event of the kind described in Section 3(e)(ii), 3(e)(iii), 3(e)(iv), 3(e)(v) or 3(e)(vi) hereof, such Holder or Participating Broker-Dealer, as the case may be, will forthwith discontinue disposition of Transfer Restricted Securities or Exchange Securities, as the case may be, pursuant to a Registration Statement until such Holder's or Participating Broker-Dealer's, as the case may be, receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof or until it is advised in writing (the "ADVICE") by the Company that the use of the applicable Prospectus may be resumed, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies in such Holder's or Participating Broker-Dealer's, as the case may be, possession, other than permanent file copies then in such Holder's or Participating Broker-Dealer's, as the case may be, possession, of the Prospectus covering such Transfer Restricted

Securities or Exchange Securities, as the case may be, current at the time of receipt of such notice. If the Issuers shall give any such notice to suspend the disposition of Transfer Restricted Securities or Exchange Securities, as the case may be, pursuant to a Registration Statement, the Issuers shall use their best efforts to file and have declared effective (if an amendment) as soon as practicable an amendment or supplement to the Registration Statement and, in the case of an amendment, have such amendment declared effective as soon as practicable and shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days in the period from and including the date of the giving of such notice to and including the date when the Issuers shall have made available to the Holders or Participating Broker-Dealers, as the case may be, (x) copies of the supplemented or amended Prospectus necessary to resume such dispositions or (y) the Advice.

              4.INDEMNIFICATION AND CONTRIBUTION. (a) Each of the Issuers, jointly and severally, shall indemnify and hold harmless the Initial Purchaser, each Holder, each Participating Broker-Dealer, each underwriter who participates in an offering of Transfer Restricted Securities, their respective affiliates, and each Person, if any, who controls any of such parties within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows:

         (i) against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto), covering Transfer Restricted Securities or Exchange Securities, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (ii) against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; PROVIDED that (subject to Section 4(d) below) any such settlement is effected with the prior written consent of the Company; and

         (iii) against any and all expenses whatsoever, as incurred (including reasonable fees and disbursements of one counsel (in addition to any local counsel) chosen as provided in Section 4(c) below) reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 4(a);

PROVIDED, HOWEVER, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission (i) made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchaser, such Holder, such Participating Broker-Dealer or any underwriter with respect to such Initial Purchaser, Holder, Participating Broker-Dealer or underwriter, as the case may be, expressly for use in the Registration Statement (or any amendment or supplement thereto) or any Prospectus (or any amendment or supplement thereto) or (ii) contained in any preliminary prospectus if the Initial Purchaser, such Holder, such Participating Broker-Dealer or such underwriter failed to send or deliver a copy of the final Prospectus (in the form it was first provided to such parties for confirmation of sales or as amended or supplemented pursuant to Section 3(i) prior to such confirmation of sales) to the Person asserting such losses, claims, damages or liabilities on or prior to the delivery of written confirmation of any sale of securities covered thereby to such Person in any case where such delivery is required by the Securities Act and the Issuers shall have previously furnished copies thereof to such Initial Purchaser, such Holder, such Participating Broker-Dealer or such underwriter, as the case may be, in accordance with this Agreement, at or prior to the written confirmation of the sale of such Securities to such Person and the untrue statement contained in or the omission from the preliminary Prospectus or the final Prospectus was corrected in the final

Prospectus (in the form it was first provided to such parties for confirmation of sales or as amended or supplemented pursuant to Section 3(i) prior to such confirmation of sales).

              (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Issuers, the Initial Purchaser, each underwriter who participates in an offering of Transfer Restricted Securities and the other selling Holders and each of their respective directors and each Person, if any, who controls any of the Issuers, the Initial Purchaser, any underwriter or any other selling Holder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 4(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment or supplement thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of such selling Holder with respect to such Holder expressly for use in the Registration Statement (or any supplement thereto), or any such Prospectus (or any amendment thereto); PROVIDED, HOWEVER, that, in the case of the Shelf Registration Statement, no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Transfer Restricted Securities pursuant to the Shelf Registration Statement.

              (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 4(a) above, counsel to all the indemnified parties shall be selected by the Initial Purchaser, and, in the case of parties indemnified pursuant to Section 4(b) above, counsel to all the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; PROVIDED, HOWEVER, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution is sought under this Section 4 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes a full and unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

              (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel, then such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 4(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and
(iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

              (e) In order to provide for just and equitable contribution in circumstances under which any of the indemnity provisions set forth in this
Section 4 is for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms, the Issuers (jointly and severally) and the Holders, as applicable, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Issuers and the Holders; PROVIDED, HOWEVER, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. As between the Issuers and the Holders, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of the Issuers, on the one hand, and the Holders of Transfer Restricted Securities, the Participating Broker-Dealer or Initial Purchaser, as the case may be, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

              The relative fault of the Issuers, on the one hand, and the Holders of Transfer Restricted Securities, the Participating Broker-Dealer or the Initial Purchaser, as the case may be, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers, or by the Holder of Transfer Restricted Securities, the Participating Broker-Dealer or the Initial Purchaser, as the case may be, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

              The Issuers and the Holders of the Transfer Restricted Securities and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 4.

              For purposes of this Section 4, each affiliate of any Person, if any, who controls a Holder of Transfer Restricted Securities, the Initial Purchaser or a Participating Broker-Dealer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such other Person, and each director of each of the Issuers, each affiliate of each of the Issuers, each executive officer of each of the Issuers who signed the Registration Statement, and each Person, if any, who controls any of the Issuers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as each of the Issuers.

              5.PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Holder may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. The Issuers shall be under no obligation to compensate any Holder for lost income, interest or other opportunity foregone, or other liability incurred, as a result of the Issuers' decision to exclude such Holder from any underwritten registration if such Holder has not complied with the provisions of this Section 5 in all material respects following 15 Business Days' written notice of non-compliance and the Issuers' decision to exclude such Holder.

              6. SELECTION OF UNDERWRITERS. The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell the securities covered by such Shelf Registration in an underwritten offering. In any such underwritten offering, the underwriter or underwriters and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities covered by the Shelf Registration Statement; PROVIDED, HOWEVER, that such underwriters and managers must be reasonably satisfactory to the Company.

              7. MISCELLANEOUS.

              (a) REPORTING REQUIREMENT. So long as any of the Transfer Restricted Securities are outstanding, the Issuers will comply with the provisions of Section 10.10 of the Indenture.

              (b) NO INCONSISTENT AGREEMENTS. The rights granted to the Holders hereunder do not, and will not for the term of this Agreement in any way conflict with and are not, and will not during the term of this Agreement be inconsistent with the rights granted to the holders of the Issuers' other issued and outstanding securities under any other agreements entered into by the Issuers.

              (c) AMENDMENTS AND WAIVERS. Except as provided in Section 7(l), the provisions of this Agreement, including provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Issuers and the Majority Holders; PROVIDED, HOWEVER, that no amendment, modification, or supplement or waiver or consent to the departure with respect to the provisions of Section 4 hereof shall be effective as against any Holder of Transfer Restricted Securities or any of the Issuers unless consented to in writing by such Holder of Transfer Restricted Securities or the Issuers, as the case may be.

              (d) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, facsimile, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Issuers by means of a notice given in accordance with the provisions of this Section 7(d), which address initially is, with respect to the Initial Purchaser, the address set forth in the Purchase Agreement; and (ii) if to the Issuers, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7(d).

              All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is confirmed, if sent by facsimile; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

              Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

              (e) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of the Company and the Initial Purchaser, including, without limitation and without the need for an express assignment, subsequent Holders. If any transferee of any Holder shall acquire Transfer Restricted Securities, in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

              (f) THIRD PARTY BENEFICIARY. Each Holder shall be a third party beneficiary of the agreements made hereunder between the Issuers, on the one hand, and the Initial Purchaser, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

              (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

              (h) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

              (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS. All specified times of day refer to New York City time.

              (j) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

              (k) SECURITIES HELD BY ANY OF THE ISSUERS OR ANY OF THEIR RESPECTIVE AFFILIATES. Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by any of the Issuers or any of their respective affiliates (as such term is defined in Rule 405 under the Securities
Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

              (l) GUARANTORS. So long as any Transfer Restricted Securities remain outstanding, the Company shall cause each of its subsidiaries that becomes a guarantor of the Securities under the Indenture to execute and deliver a counterpart to this Agreement which subjects such subsidiary to the provisions of this Agreement as a guarantor (all such subsidiaries, the "GUARANTORS"). Each of the Guarantors agrees to join the Company in all of its undertakings hereunder to effect the Exchange Offer for the Exchange Securities (which will be guaranteed by each of the Guarantors with terms identical to such Guarantors' guaranty of the Securities) and the filing of any Shelf Registration Statement required hereunder (including, without limitation, the undertakings in Sections 3 and 4 hereof).

                            [Signature Pages Follow]

              IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                   ATRIUM COMPANIES, INC.


                                   By: /s/ Jeff L. Hull
                                      ------------------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President
                                             Chief Financial Officer
                                             Treasurer and Secretary


                                   GUARANTORS:


                                   ATRIUM CORPORATION


                                   By: /s/ Jeff L. Hull
                                      ------------------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President
                                             Chief Financial Officer
                                             Treasurer and Secretary


                                   ATRIUM DOOR AND WINDOW
                                       COMPANY - WEST COAST


                                   By: /s/ Jeff L. Hull
                                      ------------------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President
                                             Chief Financial Officer
                                             Treasurer and Secretary


                                   ATRIUM DOOR AND WINDOW COMPANY
                                                OF THE NORTHEAST


                                   By: /s/ Jeff L. Hull
                                      ------------------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President
                                             Chief Financial Officer
                                             Treasurer and Secretary

                                   ATRIUM DOOR AND WINDOW COMPANY
                                                OF NEW YORK


                                   By: /s/ Jeff L. Hull
                                      ------------------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President
                                             Chief Financial Officer
                                             Treasurer and Secretary


                                   ATRIUM DOOR AND WINDOW COMPANY
                                                OF ARIZONA


                                   By: /s/ Jeff L. Hull
                                      ------------------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President
                                             Chief Financial Officer
                                             Treasurer and Secretary


                                   ATRIUM DOOR AND WINDOW COMPANY
                                                OF NEW ENGLAND


                                   By: /s/ Jeff L. Hull
                                      ------------------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President
                                             Chief Financial Officer
                                             Treasurer and Secretary


                                   DOOR HOLDINGS, INC.


                                   By: /s/ Jeff L. Hull
                                      ------------------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President
                                             Chief Financial Officer
                                             Treasurer and Assistant Secretary


                                   R.G. DARBY COMPANY, INC.


                                   By: /s/ Jeff L. Hull
                                      ------------------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President
                                             Chief Financial Officer
                                             Treasurer and Assistant Secretary

                                   R.G. DARBY COMPANY - SOUTH


                                   By: /s/ Jeff L. Hull
                                      ------------------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President
                                             Chief Financial Officer
                                             Treasurer and Secretary


                                   TOTAL TRIM, INC.


                                   By: /s/ Jeff L. Hull
                                      ------------------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President
                                             Chief Financial Officer
                                             Treasurer and Assistant Secretary


                                   TOTAL TRIM, INC. - SOUTH


                                   By: /s/ Jeff L. Hull
                                      ------------------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President
                                             Chief Financial Officer
                                             Treasurer and Assistant Secretary


                                   WING INDUSTRIES HOLDINGS, INC.


                                   By: /s/ Jeff L. Hull
                                      ------------------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President
                                             Chief Financial Officer
                                             Treasurer and Assistant Secretary


                                   WING INDUSTRIES, INC.


                                   By: /s/ Jeff L. Hull
                                      ------------------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President
                                             Chief Financial Officer
                                             Treasurer and Assistant Secretary

                                   HEAT, INC.


                                   By: /s/ Jeff L. Hull
                                      ------------------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President
                                             Treasurer and Secretary


                                   H.I.G. VINYL, INC.


                                   By: /s/ Jeff L. Hull
                                      ------------------------------------------
                                      Name:  Jeff L. Hull
                                      Title:


                                   THERMAL INDUSTRIES, INC.


                                   By: /s/ Jeff L. Hull
                                      ------------------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President
                                             Treasurer and Secretary


                                   BEST BUILT, INC.


                                   By: /s/ Jeff L. Hull
                                      ------------------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President
                                             Chief Financial Officer
                                             Treasurer and Secretary


                                   CHAMPAGNE INDUSTRIES, INC.


                                   By: /s/ Jeff L. Hull
                                      ------------------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President
                                             Chief Financial Officer
                                             Treasurer and Secretary

Confirmed and accepted as of
  the date first above
  written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED


By: /s/ Scott P. Gutterman
   ------------------------------------------
   Name:  Scott P. Gutterman
   Title: Vice President

                                                                      Schedule A

                           FORM OF OPINION OF COUNSEL


              1. Each of the Exchange Offer Registration Statement and the Prospectus (other than the financial statements, notes or schedules thereto and other financial and statistical information and supplemental schedules included or referred to therein or omitted therefrom and the Form T-1, as to which such counsel need express no opinion), complies as to form in all material respects with the applicable requirements of the Securities Act and the applicable rules and regulations promulgated under the Securities Act.

              2. We have participated in conferences with officers and other representatives of the Issuers, your representatives and representatives of the independent accountants for the Issuers at which conferences the contents of the Exchange Offer Registration Statement and related matters were discussed. Although such counsel has not verified and does not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained therein, on the basis of the foregoing participation (relying as to materiality to a large extent upon representations and opinions of officers and other representatives of the Issuers), no facts have come to such counsel's attention that lead such counsel to believe that the Exchange Offer Registration Statement (other than the financial statements, notes and schedules thereto or other financial information contained or referred to therein and the Form T-1, as to which such counsel need express no belief), at the time the Exchange Offer Registration Statement became effective and at the time of the consummation of the Exchange Offer, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Prospectus (other than the financial statements, notes and schedules thereto or other financial information contained or referred to therein, as to which such counsel need express no belief) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.